SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2007

AmeriCredit Prime Automobile Receivables Trust 2007-2-M

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-140931-02	26-6053849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Prime Automobile Receivables Trust 2007-2-M (the “Issuing Entity”), to issue $183,000,000 Class A-1 5.2715% Asset Backed Notes, $85,000,000 Class A-2-A 5.34% Asset Backed Notes, $177,000,000 Class A-2-B Floating Rate Asset Backed Notes, $270,000,000 Class A-3 5.22% Asset Backed Notes, $139,000,000 Class A-4-A 5.35% Asset Backed Notes and $146,000,000 Class A-4-B Floating Rate Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on October 18, 2007 (the “Closing Date”). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of October 3, 2007, as amended and restated as of October 11, 2007 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of October 11, 2007 (the “Indenture”), between the Issuing Entity and The Bank of New York (“BNY”), as Trustee and Trust Collateral Agent. The Notes were sold to Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BMO Capital Markets Corp. and UBS Securities LLC (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of October 11, 2007 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and J.P. Morgan Securities Inc., as representative of the Underwriters (the “Representative”).

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of October 11, 2007 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of October 11, 2007 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and BNY, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.8, dated as of October 11, 2007 (the “Custodian Agreement”), among AmeriCredit, MBIA Insurance Corporation (the “Insurer”) and BNY. AmeriCredit Financial Services of Canada Ltd. (“AFS of Canada”) will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.7, dated as of January 1, 2006, between AmeriCredit and AFS of Canada.

As of June 18, 2007 (the “Statistical Calculation Date”), the Receivables had the characteristics described in the Prospectus Supplement dated October 11, 2007 (the “Prospectus

Supplement”), filed with the Commission pursuant to Rule 424(b)(5) of the Act on October 16, 2007. As of October 11, 2007 ( the “Cutoff Date”), the Receivables had the characteristics set forth in Exhibit 99.1.

On the Closing Date, the Insurer issued the Note Guaranty Insurance Policy, attached hereto as Exhibit 10.6 dated as of October 18, 2007 (the “Policy”), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance Agreement, attached hereto as Exhibit 10.3, dated as of October 11, 2007 (the “Insurance Agreement”), among the Insurer, BNY, as the Indenture Trustee, the Issuing Entity, AFS SenSub and AmeriCredit. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the Issuing Entity, AFS SenSub, AmeriCredit and the Indenture Trustee to the Insurer. The method of calculating the premium payments that are due to the Insurer pursuant to the Insurance Agreement is set forth in the Premium Letter, attached hereto as Exhibit 10.4, dated as of October 18, 2007, among the Insurer, the Issuing Entity, AmeriCredit and BNY, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.

A spread account (“Spread Account”) was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement, attached hereto as Exhibit 10.5, dated as of October 11, 2007 (the “Spread Account Agreement”), among the Insurer, the Issuing Entity and BNY, as Trustee, Trust Collateral Agent and Collateral Agent.

Pursuant to the Indemnification Agreement, attached hereto as Exhibit 10.2, dated as of October 11, 2007 (the “Indemnification Agreement”), among the Insurer, AmeriCredit and the Representative, the Insurer agreed to indemnify AmeriCredit and the Underwriters and the Underwriters agreed to indemnify the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, AmeriCredit and AFS SenSub agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, AmeriCredit and the Underwriters agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.

The Issuing Entity entered into a Hedge Agreement, attached hereto as Exhibit 10.10, on the Closing Date with Wachovia Bank, National Association in order to hedge against the interest rate risk that results from the fixed rate Receivables producing the income stream that will support the variable rate Class A-2-B Notes and Class A-4-B Notes.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of October 11, 2007, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative (see Exhibit 1.1 to Form 8-K filed on October 15, 2007, in connection with Registration Statement No. 333-140931, which is incorporated by reference herein).

4.1 Indenture, dated as of October 11, 2007, between the Issuing Entity and BNY, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of October 11, 2007, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of October 11, 2007, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and BNY, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on October 18, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-02, which is incorporated by reference herein).

8.1 Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on October 18, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-02, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of October 11, 2007, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Indemnification Agreement, dated as of October 11, 2007, among the Insurer, AmeriCredit and the Representative.

10.3 Insurance Agreement, dated as of October 11, 2007, among the Insurer, BNY, as Indenture Trustee, the Issuing Entity, AFS SenSub and AmeriCredit.

10.4 Premium Letter, dated October 18, 2007, among the Insurer, the Issuing Entity, AmeriCredit and BNY, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.

10.5 Spread Account Agreement, dated as of October 11, 2007, among the Insurer, the Issuing Entity and BNY, as Trustee, Trust Collateral Agent and Collateral Agent.

10.6 Note Guaranty Insurance Policy, dated as of October 18, 2007 and delivered by the Insurer.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.8 Custodian Agreement, dated as of October 11, 2007, among AmeriCredit, as Custodian, the Insurer and BNY.

10.9 ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmations, each dated as of October 18, 2007, between the Issuing Entity and Wachovia Bank, National Association.

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1 Statistical information for the receivables as of the Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2007-2-M

By:	AmeriCredit Financial Services, Inc., as Servicer

	By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: October 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 11, 2007, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”) (see Exhibit 1.1 to Form 8-K filed on October 15, 2007, in connection with Registration Statement No. 333-140931, which is incorporated by reference herein).

4.1	Indenture, dated as of October 11, 2007, between AmeriCredit Prime Automobile Receivables Trust 2007-2-M (the “Issuing Entity”) and The Bank of New York, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of October 11, 2007, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of October 11, 2007, among the Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Bank of New York, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on October 18, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-02, which is incorporated by reference herein).

8.1	Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on October 18, 2007, in connection with Registration Statement Nos. 333-140931 and 333-140931-02, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of October 11, 2007, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of October 11, 2007, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

10.3	Insurance Agreement, dated as of October 11, 2007, among the Insurer, The Bank of New York, as Indenture Trustee, the Issuing Entity, AFS SenSub Corp., as Seller, and AmeriCredit Financial Services, Inc.

10.4	Premium Letter, dated October 18, 2007, among the Insurer, the Issuing Entity, AmeriCredit Financial Services, Inc. and The Bank of New York, as Trustee, Trust Collateral Agent, Collateral Agent and Backup Servicer.

10.5	Spread Account Agreement, dated as of October 11, 2007, among the Insurer, the Issuing Entity and The Bank of New York, as Trustee, Trust Collateral Agent and Collateral Agent.

10.6	Note Guaranty Insurance Policy, dated as of October 18, 2007 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.8	Custodian Agreement, dated as of October 11, 2007, among AmeriCredit Financial Services, Inc., as Custodian, the Insurer and The Bank of New York, as Trust Collateral Agent.

10.9	ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmations, each dated as of October 18, 2007, between the Issuing Entity and Wachovia Bank, National Association.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Cutoff Date.